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                                                                  EXHIBIT 10.12
                          DETACHABLE WARRANT AGREEMENT


     This DETACHABLE WARRANT AGREEMENT (the "Agreement") is made and entered into as of September 30, 1997 by and between Sun Communities, Inc., a Maryland corporation ("Sun"), and Bingham Financial Services Corporation, a Michigan corporation ("the Company").

     WHEREAS, on the date hereof, pursuant to that certain Subordinated Loan Agreement, of even date hereof, by and among Sun, as lender, and the Company (the "Loan Agreement"), Sun has agreed to provide the Company with a subordinated debt facility of up to $10,000,000, which indebtedness shall be subordinate to all senior debt of the Company.

     WHEREAS, Sun is acquiring from the Company warrants in the form attached as Exhibit A hereto (the "Detachable Warrants"), representing the right to purchase from the Company Warrant Shares on the terms and conditions set forth in the Detachable Warrants.

     WHEREAS, the Detachable Warrants are being issued as an inducement and partial consideration for Sun to enter into the Subordinated Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.   Closing.

            A. Closing. The closing of the issuance of the Detachable Warrants to Sun (the "Closing") shall take place simultaneously with the closing of the loan transaction contemplated by the Loan Agreement. The date of such Closing is hereinafter referred to as the "Closing Date."

            B. Transactions on Closing Date. At the Closing, the Company shall deliver to Sun the duly issued Detachable Warrants.

      2. Representations and Warranties of The Company. The Company represents and warrants to Sun as follows:

            A. Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

            B. Authority Relative to this Agreement. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to issue and deliver the Detachable Warrants to Sun. The execution, delivery and performance by the Company of this Agreement, including the issuance and delivery of the Detachable Warrants to Sun, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

            C.   No Conflict or Violation. The execution and
                 delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Detachable Warrants to Sun do not, and on the Closing Date will not, conflict with or result in a violation of (i) the Articles of Incorporation or Bylaws of the Company, or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment or decree to which
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                 the Company is a party or is subject, except for such
                 conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Company and will not deprive Sun of any material benefit under this Agreement.

            D. Validity of Issuance. The Detachable Warrants to be issued to Sun pursuant to this Agreement and the Warrant Shares (as defined in the Detachable Warrants) issued upon exercise of the Detachable Warrants will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Detachable Warrants).

            E. Capital Structure. As of the Closing, the authorized capital stock of the Company consists of (i) 10,000,000 shares of Common Stock, of which 1,000,000 shares will be issued and outstanding (1,150,000 if the over-allotment option is exercised in full); and (ii) 10,000,000 shares of Preferred Stock, of which none will be issued and outstanding.

      3. Representations and Warranties of Sun. Sun hereby represents and warrants to the Company as follows:

            A.   Investment Intent. Sun is acquiring the
                 Detachable Warrants, and if the Detachable Warrants are exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Sun agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell the Detachable Warrants or any Warrant Shares, or solicit any offers to purchase or acquire the Detachable Warrants or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has been registered under any applicable state securities or "blue sky" laws or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

            B.   Legends. Sun acknowledges that the Detachable
                 Warrants and each Warrant Share will contain a legend substantially to the following effect:

                  THE DETACHABLE WARRANTS AND THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     Upon reasonable request of the Company in connection with any transfer of the Detachable Warrants or the Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of Sun), Sun will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably


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satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such legend no longer applies to the Warrant Shares.

            C. Additional Investment Representations. Sun is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

      4.   Miscellaneous

            A. Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile with confirmation of receipt and (ii) when received if delivered otherwise, to the party to whom it is directed:

     Company:

           Bingham Financial Services Corporation
           31700 Middlebelt Road, Suite 125
           Farmington Hills, MI 48334
           Attention: Jeffrey P. Jorissen
           Facsimile No.: (248) 932-4073

           with a copy to:

           Jaffe, Raitt, Heuer & Weiss, P.C.
           One Woodward, Suite 2400
           Detroit, MI 48226
           Attention: Peter Sugar
           Facsimile No.: (313) 961-8358


     Sun:

           Sun Communities, Inc.
           31700 Middlebelt Road, Suite 145
           Farmington Hills, MI  48334
           Attention: Gary A. Shiffman
           Facsimile No.: (248) 932-3072

or to such other address as either party hereto shall have specified by notice in writing to the others.

            B.   Assignment.  This Agreement and all the
                 provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of Sun.

            C. Amendment. This Agreement may be amended only by a written instrument signed by the Company and Sun.


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            D.   Waiver.  Any party hereto may (a) extend the time
                 for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

            E. Severability. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            F. Applicable Law. The corporate law of the State of Michigan shall govern all issues and questions concerning the relative rights of Sun and the Company. In addition, all other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to any choice of law or conflict of law provisions that would cause the application of the laws of any jurisdiction other than the State of Michigan.

            G. Expenses. All reasonable fees and expenses incurred by Sun in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of Sun's counsel, shall be paid by the Company, whether or not the issuance of the Detachable Warrants, the execution and delivery of the Loan Agreement or any other transaction contemplated hereby is consummated.

            H. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

            I.   Descriptive Headings. The headings in this
                 Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.


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     IN WITNESS WHEREOF, the parties hereto have caused this Detachable Warrant
Agreement to be signed and attested by its duly authorized officers and to be dated as of the date hereof.

                                        BINGHAM FINANCIAL SERVICES CORPORATION


                                        By:
                                           ------------------------------------
                                            Jeffrey P. Jorissen

                                        Its: President


                                        SUN COMMUNITIES, INC.


                                        By:
                                           ------------------------------------
                                            Gary A. Shiffman

                                        Its: President





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